UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of report (Date of earliest event reported): October 12, 2006

                                   ----------

                             Standard Drilling, Inc.
                             -----------------------
             (Exact Name of Registrant as Specified in Its Charter)

                                     Nevada
                                     ------
                 (State or Other Jurisdiction of Incorporation)

                333-85460                               84-1598154
                ---------                               ----------
        (Commission File Number)            (I.R.S. Employer Identification No.)
        1667 K St., NW, Ste. 1230
        -------------------------

               Washington, DC                             20006
               --------------                             -----
  (Address of Principal Executive Offices)              (Zip Code)

       Registrant's telephone number, including area code: (202) 955-9490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 4.01. Changes in Registrant's Certifying Accountant.

(a) Dismissal of independent registered public accounting firm

         Effective October 12, 2006, the Board of Directors of Standard Drilling, Inc (the "Company"), a Nevada corporation, determined to change the Company's independent accountants and dismissed Ehrhardt Keefe Steiner & Hottman, PC as the Company's independent registered public accounting firm. The Board of Directors of the Company approved the decision to change independent auditors.

         During the Company's two most recent fiscal years, ending December 31, 2004 and 2005, (i) there were no disagreements between the Company and Ehrhardt Keefe Steiner & Hottman, PC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Ehrhardt Keefe Steiner & Hottman, PC would have caused Ehrhardt Keefe Steiner & Hottman, PC to make reference to the matter in its reports on the Company's financial statements, and (ii) Ehrhardt Keefe Steiner & Hottman's report on the Company's financial statements did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles with the exception of the following "going concern" qualification:

"The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. The Company ceased business operations in December 2003. The Company has also incurred accumulated losses through December 31, 2005 of $114,055 and current liabilities exceed current assets by $12,831. These conditions raise substantial doubt about the Company's ability as a going concern."

         During the two most recent fiscal years ending December 31, 2004 and 2005 there have been no reportable events as set forth in Item 304(a)(1)(v) of Regulation S-K.

         The Company provided Ehrhardt Keefe Steiner & Hottman, PC with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission (the "SEC") and requested that Ehrhardt Keefe Steiner & Hottman, PC furnish a letter addressed to the SEC stating whether or not Ehrhardt Keefe Steiner & Hottman agrees with the statements noted above. A copy of the letter, dated October 12, 2006, from Ehrhardt Keefe Steiner & Hottman, PC. is attached hereto as an exhibit.


(b)  New independent registered public accounting firm

         The Board of Directors of Standard Drilling appointed Malone & Bailey as the Company's Independent Registered Public Accountant effective October 12, 2006. Prior to such date, the Company did not consult with Malone & Bailey, CP regarding (i) the application of accounting principles to a specified transaction, the type of audit opinion that might be rendered on the Company's financial statements or any other matter that was the subject of a disagreement between the Company and its former auditor as described in Item 304(a)(1)(iv) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits

(d) Exhibit 99.1

The following exhibits are to be filed as part of this 8-K:

Exhibit No.          Description

99.1             Letter from Ehrhardt Keefe Steiner & Hottman October 12, 2006

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         STANDARD DRILLING, INC.



Date:    October 12, 2006                 By:   /s/ Prentis B. Tomlinson, Jr.
     ----------------------------           ------------------------------------
                                          Name: Prentis B. Tomlinson, Jr., CEO